Exhibit 10.5

LOCKUP AGREEMENT

This AGREEMENT (the "Agreement") is made as of the 31st day of March, 2014, by [__________________] ("Holder"), maintaining an address at c/o Arista Power, Inc., 1999 Mt. Read Boulevard, Rochester, New York 14615, facsimile: (585) 243-4142, in connection with his ownership of shares of Arista Power, Inc., a New York corporation (the "Company").

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

1.           Background.

a.           Holder is the direct or indirect beneficial owner of the amount of shares of the Common Stock and Common Stock Equivalents as set forth on the signature page hereto and which hereafter may be acquired by Holder (“Restricted Securities”).  “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or securities of a Subsidiary.

b.           Holder acknowledges that the Company has entered into or will enter into at or about the date hereof agreements (each a “Securities Purchase Agreement”) with purchasers (“Purchasers”) of the Company’s Preferred Stock.   Holder understands that, as a condition to proceeding with the Offering, the Purchasers have required, and the Company has agreed to obtain an agreement from the Holder to refrain from selling any Restricted Securities from the date of the Securities Purchase Agreement until one hundred and eighty (180) days after the first day the occurrence of all of the conditions that would permit the Company to exercise its right to give the Purchasers a Mandatory Conversion Notice as defined in Section 8(b) of the Certificate of Designation after the Effective Date (“Restriction Period”), except as described below.

c.           Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

2.           Sale Restriction.

a.           Holder hereby agrees that during the Restriction Period, the Holder will not sell, transfer or otherwise dispose of any Restricted Securities which Holder owns or has a right to acquires or acquire after the date hereof, except in connection with an offer made to all stockholders of the Company in connection with a merger, consolidation or similar transaction involving the Company or as described in Section 2(c) below.  Holder further agrees that the Company is authorized to and the Company agrees to place "stop orders" on its books to prevent any transfer of Restricted Securities in violation of this Agreement.  The Company agrees not to allow to occur any transaction inconsistent with this Agreement.

b.           Any subsequent issuance to and/or acquisition by Holder of Common Stock or Common Stock Equivalents during the Restriction Period will be subject to the provisions of this Agreement.

c.            Notwithstanding the foregoing, the Holder (and any transferee of the Holder) may transfer any Restricted Securities: (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (iv) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to any transfer described in the foregoing Sections (i) through (iv), the transferee executes an agreement stating that the transferee is receiving and holding any Restricted Securities subject to the provisions of this Agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  In addition, the foregoing shall not prohibit privately negotiated transactions, provided the transferees agree, in writing, to be bound to the terms of this Agreement for the balance of the Restriction Period.

3.           Miscellaneous.

a.           At any time, and from time to time, after the signing of this Agreement, Holder will execute such additional instruments and take such action as may be reasonably requested by the Purchasers to carry out the intent and purposes of this Agreement.

b.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  Any action concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York.  The Holder and Company hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.  Notices hereunder shall be given in the same manner as set forth in the Securities Purchase Agreement.  Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  Holder irrevocably appoints the Company its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon Holder with the same force and validity as if served upon Holder.

c.           The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.           This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.           This Agreement may be signed and delivered by facsimile or electronically and such facsimile or electronically signed and delivered Agreement shall be enforceable.

f.           The Holder and Company acknowledge that this Agreement is being entered into for the benefit of the Purchasers who are parties to the Securities Purchase Agreement and who are hereby made third party beneficiaries of this Agreement.  This Agreement may be enforced by the Purchasers, and their permitted assigns and may not be amended without the consent of the requisite amount of Purchasers, and their permitted assigns in the manner described in the Securities Purchase Agreement, which consent may be withheld for any reason.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

(Signature of Holder)

(Print Name of Holder)

Number of Shares of Common Stock directly owned by Holder:

Number of Shares of Common Stock Equivalents directly owned by Holder:

Consisting of

Number of Shares of Common Stock beneficially owned by Holder:

Presently held as follows:

Number of Shares of Common Stock Equivalents beneficially owned by Holder:

Consisting of

COMPANY:

ARISTA POWER, INC.

By: